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                                                                   EXHIBIT 10.51




Warren K. Trowbridge
2421 S.E. Bahia Way
Stuart, FL   34996-1908


                 Re: AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

Dear Keith,

This letter agreement serves to further amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company"), as amended December 14, 2000; September 24, 2001; October 4, 2001; and January 31, 2002 (together, the "Executive Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1. of the Executive Employment Agreement, shall be increased to $325,000 effective April 1, 2002.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                         Very truly yours,


                                         /s/ Steven J. Lee
                                         ------------------------------------
                                         Steven J. Lee
                                         Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:



/s/ Warren K. Trowbridge
----------------------------
Warren K. Trowbridge